Exhibit 99.1

APPLIED MATERIALS ANNOUNCES FIRST QUARTER 2021 RESULTS

•Record quarterly revenue of $5.16 billion, up 24 percent year over year
•Quarterly GAAP EPS of $1.22 and record non-GAAP EPS of $1.39, up 27 percent and 42 percent year over year, respectively
•Generated $1.42 billion in cash from operations

SANTA CLARA, Calif., Feb. 18, 2021 — Applied Materials, Inc. (NASDAQ: AMAT) today reported results for its first quarter ended Jan. 31, 2021.
First Quarter Results
Applied generated revenue of $5.16 billion. On a GAAP basis, the company recorded gross margin of 45.5 percent, operating income of $1.28 billion or 24.9 percent of net sales, and earnings per share (EPS) of $1.22.
On a non-GAAP adjusted basis, the company reported gross margin of 45.9 percent, operating income of $1.50 billion or 29.0 percent of net sales, and EPS of $1.39.
The company generated $1.42 billion in cash from operations and paid dividends of $201 million to shareholders.
“In our first fiscal quarter, we’ve seen a continued acceleration of demand in our semiconductor business as major macro and industry trends fuel increasing consumption of silicon across a wide range of markets and applications,” said Gary Dickerson, president and CEO. “We have strong momentum across the company, as our broad portfolio and exposure to technology inflections, combined with the traction of our new products, put us in a great position to substantially outgrow our markets again in 2021 and beyond.”

Applied Materials, Inc.

Quarterly Results Summary

	Q1 FY2021	Q1 FY2020	Change
	(In millions, except per share amounts and percentages)
Net sales	$5,162	$4,162	24%
Gross margin	45.5%	44.6%	0.9 points
Operating margin	24.9%	25.0%	(0.1) points
Net income	$1,130	$892	27%
Diluted earnings per share	$1.22	$0.96	27%
Non-GAAP Adjusted Results
Non-GAAP adjusted gross margin	45.9%	44.9%	1.0 points
Non-GAAP adjusted operating margin	29.0%	25.7%	3.3 points
Non-GAAP adjusted net income	$1,282	$904	42%
Non-GAAP adjusted diluted EPS	$1.39	$0.98	42%

First quarter GAAP results included $152 million of severance and related charges primarily related to a one-time voluntary retirement program offered to certain eligible employees, which reduced earnings per share by $0.13.
A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.

Applied Materials, Inc.

Business Outlook
In the second quarter of fiscal 2021, Applied expects net sales to be approximately $5.39 billion, plus or minus $200 million. Non-GAAP adjusted diluted EPS is expected to be in the range of $1.44 to $1.56.
This outlook for non-GAAP adjusted diluted EPS excludes known charges related to completed acquisitions of $0.01 per share, includes the normalized tax benefit of share-based compensation of $0.01 per share and a net income tax benefit related to intra-entity intangible asset transfers of $0.03 per share, but does not reflect any items that are unknown at this time, such as any additional charges related to acquisitions or other non-operational or unusual items, as well as other tax related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.

First Quarter Reportable Segment Information

Semiconductor Systems	Q1 FY2021	Q1 FY2020
	(In millions, except percentages)
Net sales	$3,553	$2,814
Foundry, logic and other	58%	68%
DRAM	17%	15%
Flash memory	25%	17%
Operating income	1,261	915
Operating margin	35.5%	32.5%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$1,281	$925
Non-GAAP adjusted operating margin	36.1%	32.9%

Applied Global Services	Q1 FY2021	Q1 FY2020
	(In millions, except percentages)
Net sales	$1,155	$997
Operating income	332	278
Operating margin	28.7%	27.9%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$340	$278
Non-GAAP adjusted operating margin	29.4%	27.9%

Applied Materials, Inc.

Display and Adjacent Markets	Q1 FY2021	Q1 FY2020
	(In millions, except percentages)
Net sales	$411	$332
Operating income	65	38
Operating margin	15.8%	11.4%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$75	$41
Non-GAAP adjusted operating margin	18.2%	12.3%

Use of Non-GAAP Adjusted Financial Measures

Applied provides investors with certain non-GAAP adjusted financial measures, which are adjusted for the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring and severance charges and any associated adjustments; certain incremental expenses related to COVID-19; impairments of assets, or investments; gain or loss on sale of strategic investments; loss on early extinguishment of debt; certain income tax items and other discrete adjustments. On a non-GAAP basis, the tax effect related to share-based compensation is recognized ratably over the fiscal year. Additionally, non-GAAP results exclude estimated discrete income tax expense items associated with U.S. tax legislation. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP adjusted financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied's ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast and related slide presentation will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business and financial performance and market share positions, our capital allocation and cash deployment strategies, our investment and growth strategies, our development of new products and technologies, our business outlook for the second quarter of fiscal 2021 and beyond, the impact of the ongoing COVID-19 pandemic and responses thereto on our operations and financial results, strategic acquisitions and investments, including the proposed acquisition of Kokusai Electric Corporation, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics, including the severity and duration of the ongoing COVID-19 pandemic; global trade issues and changes in trade and export license policies, including the recent rules and interpretations promulgated by U.S. Department of Commerce expanding export license requirements for certain products sold to certain entities in China; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base; acquisitions, investments and divestitures; changes in income tax laws; our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; and other risks and uncertainties described in our SEC filings, including our recent Forms 10-K and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials

Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible the technology shaping the future. Learn more at www.appliedmaterials.com.

Contact:
Ricky Gradwohl (editorial/media) 408.235.4676
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended
(In millions, except per share amounts)	January 31, 2021	January 26, 2020
Net sales	$5,162	$4,162
Cost of products sold	2,813	2,304
Gross profit	2,349	1,858
Operating expenses:
Research, development and engineering	606	552
Marketing and selling	147	135
General and administrative	161	129
Severance and related charges	152	—
Total operating expenses	1,066	816
Income from operations	1,283	1,042
Interest expense	61	59
Interest and other income, net	18	22
Income before income taxes	1,240	1,005
Provision for income taxes	110	113
Net income	$1,130	$892
Earnings per share:
Basic	$1.23	$0.97
Diluted	$1.22	$0.96
Weighted average number of shares:
Basic	915	916
Diluted	925	927

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	January 31, 2021	October 25, 2020
ASSETS
Current assets:
Cash and cash equivalents	$6,213	$5,351
Short-term investments	410	387
Accounts receivable, net	3,045	2,963
Inventories	3,925	3,904
Other current assets	676	764
Total current assets	14,269	13,369
Long-term investments	1,601	1,538
Property, plant and equipment, net	1,638	1,604
Goodwill	3,479	3,466
Purchased technology and other intangible assets, net	140	153
Deferred income taxes and other assets	2,178	2,223
Total assets	$23,305	$22,353
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$2,932	$3,138
Contract liabilities	1,572	1,321
Total current liabilities	4,504	4,459
Long-term debt, net of current portion	5,449	5,448
Income taxes payable	1,210	1,206
Other liabilities	669	662
Total liabilities	11,832	11,775
Total stockholders’ equity	11,473	10,578
Total liabilities and stockholders’ equity	$23,305	$22,353

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended
	January 31, 2021	January 26, 2020
Cash flows from operating activities:
Net income	$1,130	$892
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	94	94
Severance and related charges	148	—
Share-based compensation	107	93
Deferred income taxes	28	30
Other	—	15
Net change in operating assets and liabilities	(86)	(137)
Cash provided by operating activities	1,421	987
Cash flows from investing activities:
Capital expenditures	(121)	(102)
Cash paid for acquisitions, net of cash acquired	(12)	—
Proceeds from sales and maturities of investments	358	368
Purchases of investments	(441)	(428)
Cash used in investing activities	(216)	(162)
Cash flows from financing activities:
Proceeds from common stock issuances	—	15
Common stock repurchases	—	(200)
Tax withholding payments for vested equity awards	(142)	(153)
Payments of dividends to stockholders	(201)	(192)
Cash used in financing activities	(343)	(530)
Increase in cash, cash equivalents and restricted cash equivalents	862	295
Cash, cash equivalents and restricted cash equivalents—beginning of period	5,466	3,129
Cash, cash equivalents and restricted cash equivalents — end of period	$6,328	$3,424

Reconciliation of cash, cash equivalents, and restricted cash equivalents
Cash and cash equivalents	$6,213	$3,424
Restricted cash equivalents included in deferred income taxes and other assets	115	—
Total cash, cash equivalents, and restricted cash equivalents	$6,328	$3,424

Supplemental cash flow information:
Cash payments for income taxes	$110	$82
Cash refunds from income taxes	$19	$1
Cash payments for interest	$35	$34

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate and Other

(In millions)	Q1 FY2021	Q1 FY2020
Unallocated net sales	$43	$19
Unallocated cost of products sold and expenses	(167)	(115)
Share-based compensation	(107)	(93)
Severance and related charges	(144)	—
Total	$(375)	$(189)

Additional Information

	Q1 FY2021	Q1 FY2020
Net Sales by Geography (In millions)
United States	343	441
% of Total	6%	10%
Europe	299	153
% of Total	6%	4%
Japan	458	351
% of Total	9%	8%
Korea	1,289	508
% of Total	25%	12%
Taiwan	1,200	1,365
% of Total	23%	33%
Southeast Asia	190	72
% of Total	4%	2%
China	1,383	1,272
% of Total	27%	31%

Employees (In thousands)
Regular Full Time	24.2	22.3

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
(In millions, except percentages)	January 31, 2021	January 26, 2020
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$2,349	$1,858
Certain items associated with acquisitions[1]	8	9
Certain incremental expenses related to COVID-19[2]	12	—
Non-GAAP adjusted gross profit	$2,369	$1,867
Non-GAAP adjusted gross margin	45.9%	44.9%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$1,283	$1,042
Certain items associated with acquisitions[1]	13	13
Acquisition integration and deal costs	24	13
Certain incremental expenses related to COVID-19[2]	24	—
Severance and related charges[3]	152	—
Non-GAAP adjusted operating income	$1,496	$1,068
Non-GAAP adjusted operating margin	29.0%	25.7%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis	$1,130	$892
Certain items associated with acquisitions[1]	13	13
Acquisition integration and deal costs	24	13
Certain incremental expenses related to COVID-19[2]	24	—
Severance and related charges[3]	152	—
Realized loss (gain) on strategic investments, net	(2)	2
Unrealized loss (gain) on strategic investments, net	(6)	2
Income tax effect of share-based compensation[4]	(29)	(33)
Income tax effects related to intra-entity intangible asset transfers	20	21
Resolution of prior years’ income tax filings and other tax items	(3)	(1)
Income tax effect of non-GAAP adjustments[5]	(41)	(5)
Non-GAAP adjusted net income	$1,282	$904

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	Temporary incremental employee compensation during the COVID-19 pandemic.

3	The severance and related charges primarily related to a one-time voluntary retirement program offered to certain eligible employees.

4	GAAP basis tax benefit related to share-based compensation is recognized ratably over the fiscal year on a non-GAAP basis.

5	Adjustment to provision for income taxes related to non-GAAP adjustments reflected in income before income taxes.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
(In millions, except per share amounts)	January 31, 2021	January 26, 2020
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis	$1.22	$0.96
Certain items associated with acquisitions	0.01	0.01
Acquisition integration and deal costs	0.02	0.01
Certain incremental expenses related to COVID-19	0.02	—
Severance and related charges	0.13	—
Income tax effect of share-based compensation	(0.03)	(0.03)
Income tax effects related to intra-entity intangible asset transfers	0.02	0.03
Non-GAAP adjusted earnings per diluted share	$1.39	$0.98
Weighted average number of diluted shares	925	927

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
(In millions, except percentages)	January 31, 2021	January 26, 2020
Semiconductor Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$1,261	$915
Certain items associated with acquisitions[1]	10	10
Acquisition integration costs	(2)	—
Certain incremental expenses related to COVID-19[2]	12	—
Non-GAAP adjusted operating income	$1,281	$925
Non-GAAP adjusted operating margin	36.1%	32.9%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$332	$278
Certain incremental expenses related to COVID-19[2]	8	—
Non-GAAP adjusted operating income	$340	$278
Non-GAAP adjusted operating margin	29.4%	27.9%
Display and Adjacent Markets Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$65	$38
Certain items associated with acquisitions[1]	1	3
Certain incremental expenses related to COVID-19[2]	1	—
Severance and related charges[3]	8	—
Non-GAAP adjusted operating income	$75	$41
Non-GAAP adjusted operating margin	18.2%	12.3%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.
2	Temporary incremental employee compensation during the COVID-19 pandemic.
3	The severance and related charges related to workforce reduction actions globally across the Display and Adjacent Markets business.

Note: The reconciliation of GAAP and non-GAAP adjusted segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	January 31, 2021

Provision for income taxes - GAAP basis (a)	$110
Income tax effect of share-based compensation	29
Income tax effects related to intra-entity intangible asset transfers	(20)
Resolutions of prior years’ income tax filings and other tax items	3
Income tax effect of non-GAAP adjustments	41
Non-GAAP adjusted provision for income taxes (b)	$163

Income before income taxes - GAAP basis (c)	$1,240
Certain items associated with acquisitions	13
Acquisition integration and deal costs	24
Certain incremental expenses related to COVID-19	24
Severance and related charges	152
Realized loss (gain) on strategic investments, net	(2)
Unrealized loss (gain) on strategic investments, net	(6)
Non-GAAP adjusted income before income taxes (d)	$1,445

Effective income tax rate - GAAP basis (a/c)	8.9%

Non-GAAP adjusted effective income tax rate (b/d)	11.3%